December 31, 2025

Class I Shares

Symmetry Panoramic Tax-Managed Global Equity Fund (SPGTX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Symmetry Panoramic Tax-Managed Global Equity Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees(1)	0.65%
Distribution (12b-1) and Service Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.28%
Total Annual Fund Operating Expenses(2)	1.20%
Fee Waivers and/or Expense Reimbursements(1)	(0.42)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement(2)	0.78%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2026 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.26% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2026 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.50% of average daily net assets of the Fund. This agreement may be terminated (i) by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser, or (ii) by the Adviser, upon 60 days’ prior written notice to the Trust, effective as of the close of business on December 31, 2026. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) only if such repayments do not cause the Fund’s expense ratio, after such repayment is taken into account, to exceed both the expense cap in place at the time such amounts were waived and the Fund’s current expense cap, if any. Prior to December 31, 2025, the Fund’s contractual expense limit was 0.42% of the average daily net assets of the Fund.

(2)

The Total Annual Fund Operating Expenses in this fee table, both before and after expense waiver and/or expense reimbursement, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$80	$339	$619	$1,417

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a diversified multi-strategy fund that seeks to achieve its investment objective primarily by implementing factor styles that the Fund’s investment adviser, Symmetry, believes have the potential to produce positive returns before fees over time. Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its net assets in U.S. and foreign equity securities. The Fund may invest in securities and other instruments either directly or by investing in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund will invest in the equity securities of U.S. companies, foreign companies in developed markets and/or companies located in emerging markets. In addition to Underlying Funds and securities that are principally invested in companies located in the United States, the Fund also will generally be invested in Underlying Funds who are principally invested in, or directly in securities of, at least three foreign countries. Under normal market conditions, the Fund will allocate its investments between U.S. and non-U.S. securities and other investments in amounts comparable to the allocation represented in the Fund’s benchmark. However, the

Fund may overweight or underweight those allocations by up to 10% of net assets and also may depart from those allocations during times when market conditions are not deemed favorable. The Fund does not target a specific market capitalization and may invest across different segments of the equity markets, including large (“large-cap “), mid (“mid-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that the Adviser believes offer the prospect of long-term capital appreciation. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”) and REIT-like investments. The Fund will invest, to the extent possible while maintaining the overall investment strategy, in Underlying Funds that utilize tax management strategies to reduce the impact of federal income tax on shareholders’ investment returns. The Fund will also invest in Underlying Funds that do not utilize such strategies. Although the Adviser focuses on the broad market in terms of market capitalization, the Fund’s investments may be overweight to mid-cap, small-cap and micro-cap securities relative to their market weight. These companies generally are considered by the Adviser to be those whose market capitalizations are within the lower 25% of market capitalization of the MSCI ACWI IMI Index. The Underlying Funds also may invest in the financial sector. Certain Underlying Funds also may engage in strategies that require heightened turnover, and the Adviser may not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund currently intends to invest its assets primarily in Underlying Funds and directly in the common stocks, preferred stocks or securities convertible into stocks, of U.S. and foreign companies in both developed countries and emerging market countries, as well as equity index futures, forward foreign currency contracts, foreign currencies, ETFs and depositary receipts, pursuant to investment sub-advisory agreements with investment managers selected by the Adviser (“Sub-Advisers”).

The Adviser seeks to manage a multi-factor fund that provides exposure to different managers that in the Adviser’s view are best able to deliver certain factor exposures as identified by the Adviser. The Adviser will generally access these investment managers either through Underlying Funds, or through a direct sub-advisory relationship with an investment manager. The Adviser will make a determination for each investment manager as to which type of access it believes is most advantageous to the Fund, and will make changes at its discretion. The Adviser looks for Underlying Funds or sub-advisory mandates that will feature characteristics associated with investment style factors that have been identified in certain academic research papers and that, although there is no guarantee of future results, the Adviser has identified as having historically shown the potential to deliver greater returns over time. Such factors may include market, value, momentum, quality, and size of the equity securities. Liquidity, volatility, and other factors that, in the opinion of the Adviser, are appropriate for achieving the Fund’s investment objective may also be considered. The Fund will diversify its investments by investing in Underlying Funds or securities that focus on different factors in the foreign equity markets, including emerging markets, as well as domestic equity markets.

There is no limit in the number of Underlying Funds in which the Fund may invest, and the Fund may invest more than 25% of its assets in one Underlying Fund.

The Adviser sets an overall asset allocation based on long-term strategic considerations and monitors the portfolio on an ongoing basis. The Adviser will periodically rebalance the portfolio and may change managers and/or exposures over time based on its evolving investment views amid changing market and economic conditions. Periodically, the Adviser will review certain factors in each Underlying Fund and may add or remove Underlying Funds without notice to shareholders. The Adviser may also temporarily over or under-weight certain exposures for the purpose of managing distributions, which may include selling Fund investments to offset gains. To the extent that this activity causes the Fund to deviate from its typical factor exposures, it may not meet its investment objective. The Adviser may also temporarily alter its investments if market, economic or other signals warrant doing so in the view of the Adviser.

The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and terminate sub-advisers (“Sub-Advisers”). At this time, there are no sub-advisers to the Fund. The Adviser may add sub-advisers at its discretion. With respect to any portion of assets managed directly by a sub-adviser, the Fund utilizes a “multi-manager” approach whereby the Fund’s assets will be allocated to one or more sub-advisers, in percentages determined at the discretion of the Fund’s Adviser. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in investing and selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

The Fund and some of its Underlying Funds will be invested in a way that takes into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains to the extent possible within the confines of its investment strategy. Such portions of the Fund and Underlying Funds seek to reduce income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains) while maintaining the overall strategy. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions by the Fund, however, as the Fund and the Underlying Funds generally will balance investment considerations with tax consequences in making investment decisions.

The Underlying Funds in which the Fund invests and the Fund itself also may use a variety of derivative instruments including futures and option contracts, forward contracts for equity securities and indices, forward foreign currency contracts, and swaps, including total return swaps.

The Adviser has engaged Vident Asset Management (“Vident”) to serve as a trading sub-adviser for the Fund. Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, as well as performing pre- and post-trade compliance and monitoring trading activity for the Fund, all subject to the oversight of the Adviser and the Board of Trustees.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The risks described below are in reference to either the Underlying Funds, direct purchases of the Fund, or both unless otherwise noted.

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Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, the imposition of tariffs and other restrictions on trade, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters, epidemics or pandemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (“Fed”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently began to lower interest rates in September 2024, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

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Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

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Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium, small or micro) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium, small and micro capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small and micro capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies. Generally, the smaller the company size, the greater the risk.

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Investment Style Risk. The risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

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Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

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Value Investing Risk is the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

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Tax-Managed Investing Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-management strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund can generally be expected, over long timeframes, to distribute a smaller percentage of returns each year than an equity mutual fund that is managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders of the Fund, and the opposite may occur.

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Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

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Asset Allocation Risk. The risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its factor exposures for the purpose of managing distributions. In addition, the Fund’s assets may be invested in Underlying Funds managed by a limited number of investment managers. In such circumstances, the Fund’s performance could be substantially dependent on the performance of such managers. Similarly, the allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

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Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

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Currency Risk. The risk that foreign currencies will increase in value relative to the U.S. dollar and adversely affect the dollar value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

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Management Risk. The risk that investment strategies employed by the Adviser or a Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser or a Sub-Adviser may cause unintended results.

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Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Advisers’ control, including instances at third parties. The Fund, the Adviser and the Sub-Advisers seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. The use of derivative instruments also exposes the Fund to transaction costs.

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Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) an Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2024, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Calendar Year Annual Total Returns — Class I

Total Annual Return For Calendar Years Ended December 31

BEST QUARTER	WORST QUARTER
18.43%	(25.91)%
6/30/2020	3/31/2020

Year-to-date performance as of September 30, 2025: 18.62%

Average Annual Total Returns For the Periods Ended December 31, 2024

	One Year	Five Years	Since Inception (11/12/18)
Symmetry Panoramic Tax-Managed Global Equity Fund — Class I returns before taxes	12.91%	8.24%	9.39%
Symmetry Panoramic Tax-Managed Global Equity Fund — Class I returns after taxes on distributions	11.95%	7.72%	8.89%
Symmetry Panoramic Tax-Managed Global Equity Fund — Class I returns after taxes on distributions and sale of fund shares	8.36%	6.46%	7.45%
MSCI ACWI Investable Market Index (net) (IMI) (reflects no deduction for fees or expenses)	16.37%	9.67%	10.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Adviser and Sub-Adviser: Symmetry Partners, LLC serves as investment adviser to the Fund. Vident Asset Management serves as a Sub-Adviser to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

The Fund is managed by a team that includes John McDermott Ph.D., Portfolio Manager and Chief Investment Strategist; Rebecca Cioban, CFA, Portfolio Manager and Director; and Kevin Scully, CFA, Portfolio Manager and Director. Dr. McDermott and Ms. Cioban have been managers on the Fund since its inception in 2018. Mr. Scully was named a portfolio manager in 2019.

Vident Asset Management

Vident serves as a trading sub-adviser for the Fund. The team responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund includes Austin Wen, CFA, Senior Portfolio Manager; and Devin Ryder, CFA, Senior Portfolio Manager. Each of the foregoing individuals has provided portfolio management services for the Fund since December 2025.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary though which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.